EXHIBIT 10.38


                 AMENDMENT AND REAFFIRMATION OF LOAN DOCUMENTS


         AMENDMENT AND REAFFIRMATION OF LOAN DOCUMENTS, dated as of November 9, 2006 (the "AMENDMENT"), by and among (a) QUAKER FABRIC CORPORATION OF FALL
RIVER, a Massachusetts corporation (the "BORROWER"), (b) QUAKER TEXTILE CORPORATION, a Massachusetts corporation, QUAKER FABRIC MEXICO, S.A. DE C.V., a Mexican corporation and QUAKER FABRIC CORPORATION, a Delaware corporation (collectively, the "GUARANTORS", and each individually, a "GUARANTOR"), and (c) BANK OF AMERICA, N.A., as administrative agent (the "ADMINISTRATIVE AGENT") for itself and such other lending institutions (the "LENDERS") which are or may become parties to that certain Amended and Restated Revolving Credit Agreement, dated as of the November 9, 2006 (as amended, modified, supplemented or restated and in effect from time to time, the "CREDIT AGREEMENT") by and among the Borrower, Quaker Fabric Corporation, the Lenders, the Administrative Agent, and Bank of America, N.A., as Issuing Bank and Cash Management Bank. Each capitalized term used herein without definition shall have the same meaning herein as in the Credit Agreement.

         WHEREAS, the Borrower and Quaker Fabric Corporation,, entered into that certain Revolving Credit and Term Loan Agreement dated as of May 18, 2005 (as amended, the "EXISTING CREDIT AGREEMENT"), among the Borrower, Quaker Fabric Corporation, the lenders named therein, and Bank of America, N.A., as administrative agent ; and

         WHEREAS, the Borrower, Quaker Fabric Corporation, the Lenders and the Administrative Agent have agreed to amend and restate the Existing Credit Agreement in its entirety pursuant to the Credit Agreement; and

         WHEREAS, the Borrower and the Guarantors are members of a group of related entities, the success of any of which is dependent in part on the success of the other members of such group; and

         WHEREAS,   the   Borrower,   the   Guarantors,   the  Lenders  and  the
Administrative Agent are parties to the Loan Documents (as defined in the Existing Credit Agreement); and

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Borrower and the Guarantors enter into this Amendment amending and reaffirming the terms of the Loan Documents;

         NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. CREDIT AGREEMENT REFERENCES. The parties hereto acknowledge and agree that each reference to the Existing Credit Agreement, however so defined, in the Loan Documents (other than the Credit Agreement) from and after the date hereof shall mean the Existing Credit Agreement as amended and restated pursuant to the Credit Agreement and each of the Loan Documents (other than the Credit Agreement) is hereby amended by (a) substituting a reference to the Credit Agreement as herein defined in place of each reference to the Existing Credit Agreement (whether referred to by the full name of the Existing Credit Agreement or by any other name which refers thereto by definition); and (b) substituting for the definition of each capitalized term defined by reference to the Existing Credit Agreement the definition of such capitalized term set forth in the Credit Agreement, including without limitation the definition of the term "OBLIGATIONS".

         2. AMENDMENTS TO SECURITY DOCUMENTS. Each of the Security Documents are hereby amended by adding the following language at the end of each such Security
Document: "the representations, warranties and covenants of parties hereunder, and the rights and remedies of the Administrative Agent hereunder, are subject to the provisions of the Intercreditor Agreement."

         3. CONTINUED VALIDITY OF LOAN DOCUMENTS. Except as specifically amended by this Amendment, the Loan Documents (as amended hereby and by the Credit Agreement) shall remain in full force and effect, and each of the Borrower and the Guarantors listed as signatories hereto reaffirms the continued validity of the Loan Documents (as amended hereby and by the Credit Agreement) and agrees and confirms that the Obligations are secured under and in accordance with the Security Documents. Each of the Loan Documents (as amended hereby and by the Credit Agreement) and this Amendment shall be read and construed as a single agreement. All references in each of the Loan Documents or any related agreement or instrument to the Loan Documents shall hereafter refer to each of the Loan Documents as amended hereby.

         4. REPRESENTATIONS AND WARRANTIES. Each of the Borrower and the Guarantors represents and warrants that all the representations and warranties as set forth in each of the Loan Documents (as amended hereby and by the Credit Agreement) are true and correct in all material respects on and as of the date hereof. All such representations and warranties are hereby ratified, affirmed and incorporated herein by reference, with the same force and effect as though set forth herein in their entirety.

         5. DEFINITIONS. Each capitalized term used herein without specific definition shall have the same meaning herein as in the Credit Agreement.

         6. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or the Guarantors, or any right of the Administrative Agent or any Lenders consequent thereon.

         7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         8. GOVERNING LAW. THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAWS).

         9. EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by each of the Borrower, the Guarantors, and the Administrative Agent and the occurrence of the Closing Date under the Credit Agreement.

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




         Signature Page to Amendment and Reaffirmation of Loan Documents BUSDOCS/1591205.4
         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Reaffirmation of Loan Documents to be executed by their duly authorized officers as a sealed instrument as of the date first set forth above.


                             QUAKER FABRIC CORPORATION OF FALL RIVER


                             By:_________________________________
                                Name:
                                Title:



                             QUAKER TEXTILE CORPORATION


                             By:_________________________________
                                  Name:
                                  Title:



                             QUAKER FABRIC MEXICO, S.A. DE C.V.


                             By:_________________________________
                                Name:
                                Title:



                             QUAKER FABRIC CORPORATION


                             By:_________________________________
                                Name:
                                Title:

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




         Signature Page to Amendment and Reaffirmation of Loan Documents BUSDOCS/1591205.4

                              BANK OF AMERICA, N.A.,


                              By:_________________________________
                                 Name:
                                 Title:



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